SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K


                  CURRENT REPORT UNDER SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported): July 17, 1998
                        Commission File Number:  0-10104


                            LA TEKO RESOURCES LTD.
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


             BRITISH COLUMBIA                       87-0483319
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     (State or other jurisdiction of              (IRS Employer
      incorporation or organization)           Identification No.)



      625 HOWE STREET, SUITE 500
             VANCOUVER, B.C.                         V6C 2T6
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     (Address of Principal Executive                (Zip Code)
                 Offices)

              Registrant's Telephone Number, including Area Code:
                               (604) 688-0833




                               NOT APPLICABLE
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     (Former name, former address, and formal fiscal year, if changed since last report)



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                             ITEM 5:  OTHER EVENTS

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On July 17, 1998, La Teko Resources Ltd. announced that plans for a diamond drill program on its Scheelite Dome property, central Yukon. The Scheelite Dome property contains a strong, east-west trending gold mineralized system as reflected by anomalous gold in soils and bedrock over an area 4 km long and 1-1/2 km wide. The geologic setting, within felsic metamorphic rocks next to a 90 million year old granitic intrusion, is very similar to the new Teck/Sumitomo Pogo discovery (4.5 million ounces) as well as the Fort Knox Mine and the La Teko/Newmont True North deposit in Alaska. Another similarity with Pogo is the gold-arsenic-antimony-bismuth geochemical signature. All of these deposits are within the evolving Tintina Gold Belt.

In June, under the direction of Equity Engineering Ltd., the Company completed a 12 km induced polarization geophysical survey. This survey identified several high chargeability anomalies at depth. These appear to correlate with important structures previously identified on surface by Kennecott Canada Exploration Inc. ("Kennecott") within areas of strong gold geochemical anomalies. However, they would not have been intersected by Kennecott's previous drilling on the property. There is a high probability that these anomalies, at interpreted depths of 50 to 100 m and widths of 25 m or more, represent zones of concentrated sulphide mineralization.

La Teko has an option to earn a 100% interest in Scheelite Dome from Kennecott by spending C$800,000 on exploration over four years and paying C$135,000 to the underlying claim owner (fully paid). Kennecott can either retain a 2% NSR or exercise a 49% back-in right at a decision to mine. The property is road accessible, 25 km northwest of Mayo.

The Company's drilling program will include a minimum of 1,000 m of core drilling and is expected to commence in early August.

In other news, in the private placement of 700,000 units of the Company announced April 24, 1998, the sale of 200,000 units to Thermo Dynamics Ltd., a company owned by Mr. John Hardesty, a La Teko director, has closed. The sale of the remaining 500,000 units has not closed and will be withdrawn.


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                                   SIGNATURES

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      Pursuant to the requirements of section 13 or 15(d) of the Securities
Exchange of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          LA TEKO RESOURCES LTD.



Dated:  July 20, 1998                     By /s/ Gerald G. Carlson, President